Supplement dated March 30, 2012

to the Statement of Additional Information

for Principal Funds, Inc.

dated December 30, 2011

(as supplemented on January 30, 2012 and March 16, 2012)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

On or about April 30, 2012, delete:

The Sub-Sub-Advisors

Principal and Brookfield Investment Management Inc. have entered into a sub-sub-advisory agreement with AMP Capital Brookfield (US) LLC for the portion of the Diversified Real Asset Fund’s portfolio assets allocated to Brookfield Investment Management Inc. Under the agreement, AMP Capital Brookfield (US) LLC agrees to manage the day-to-day investment of the Fund’s assets allocated to it consistent with the Fund’s investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by Brookfield Investment Management Inc. and oversight by the Board. Each firm, at its own expense, will provide all investment, management, and administrative personnel, facilities, and equipment necessary for the investment advisory services which it conducts for the Fund.

Under the agreement, Brookfield Investment Management Inc. pays a fee to AMP Capital Brookfield (US) LLC which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the firm). Entering into this agreement does not change the management fee that the Fund pays Principal under its Management Agreement or the sub-advisory fee that Principal pays Brookfield Investment Management Inc. under its sub-advisory agreement. Brookfield Investment Management Inc., and not the Fund, will bear the expenses of the services that AMP Capital Brookfield (US) LLC provides to the Fund under the agreements.

Sub-Sub-Advisor:   AMP Capital Brookfield (US) LLC is jointly owned by Brookfield Asset Management Inc. (an investment advisor) and AMP Capital Investors (a registered Australian investment advisor).

Fund(s):                  a portion of the assets of Diversified Real Asset